UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report: (Date of earliest event reported): July 11, 2006
Chico’s FAS, Inc.
(Exact Name of Registrant as Specified in its Charter)
Florida
(State or Other Jurisdiction of Incorporation)

0-21258	59-2389435

(Commission File Number)	(IRS Employer Identification No.)

11215 Metro Parkway, Fort Myers, Florida	33966

(Address of Principal Executive Offices)	(Zip code)
(239) 277-6200
(Registrant’s Telephone Number, Including Area Code)
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events
     On May 16, 2006, Chico’s FAS, Inc. (the “Company”) issued a press release announcing that it had completed its previously announced $100 million stock repurchase program and that its Board of Directors has approved the repurchase of an additional $100 million of the Company’s outstanding common stock.
     On July 11, 2006, the Company completed the additional $100 million stock repurchase program which was approved by the Company’s Board of Directors on May 16, 2006.
     The following table sets forth information concerning the purchases of the Company’s common stock made by the Company under the additional $100 million stock repurchase program announced on May 16, 2006 (dollar amounts in thousands, except per share amounts):

				Approximate Dollar
				Value of Shares
			Total Number of	that May Yet Be
			Shares Purchased as	Purchased Under the
	Total Number of	Average Price Paid	Part of Publicly	Publicly Announced
Period	Shares Purchased	per Share	Announced Plan	Plan
April 30, 2006 to May 27, 2006	—	$—	—	$—
May 28, 2006 to July 1, 2006	2,191,500 (1)	$29.62	2,191,500 (1)	$35,144
July 2, 2006 through July 11, 2006	1,401,446	$25.08	1,401,446	$—

Total	3,592,946	$27.85	3,592,946	$—

(1)	Because of certain timing issues, these amounts actually include the final 1,594 shares purchased under the Company’s first $100 million stock purchase program (representing approximately $48,000 in aggregate purchases).
     Additionally, because the Company adopted and effectuated these two $100 million stock repurchase programs back-to-back, the Company thought it would be useful to present a separate comprehensive table setting forth information concerning the aggregate of all purchases of the Company’s common stock made by the Company since the beginning of its 2006 fiscal year, under the $100 million stock repurchase program announced on March 13, 2006 and the $100 million stock repurchase program announced on May 16, 2006, (dollar amounts in thousands, except per share amounts):

				Approximate Dollar
				Value of Shares
			Total Number of	that May Yet Be
			Shares Purchased as	Purchased Under the
	Total Number of	Average Price Paid	Part of Publicly	Publicly Announced
Period	Shares Purchased	per Share	Announced Plans	Plans
January 29, 2006 to February 25, 2006	—	$—	—	$—
February 26, 2006 to April 1, 2006	50,000	$39.15	50,000	$98,043
April 2, 2006 to April 29, 2006	783,310	$38.00	783,310	$68,279
April 30, 2006 to May 27, 2006	2,246,200	$30.38	2,246,200	$100,048
May 28, 2006 to July 1, 2006	2,191,500	$29.62	2,191,500	$35,144
July 2, 2006 through July 11, 2006	1,401,446	$25.08	1,401,446	$—

Total	6,672,456	$29.97	6,672,456	$—

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHICO’S FAS, INC.
Date: July 11, 2006	By:	/s/ Michael J. Kincaid
Michael J. Kincaid, Senior Vice President -- Finance and Chief Accounting Officer and Assistant Secretary

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